UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2015 (December 18, 2015)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Investor Presentation

From time to time, members of senior management of Connecticut Water Service, Inc. (the “Company”) present information about the Company to investors, analysts and other interested parties. On December 18, 2015, the Company is holding its first Annual Investor Conference Call and audio webcast. During the Conference Call, presentations about the Company's strategies will be made by the Company’s President and Chief Executive Officer Eric W. Thornburg, and Senior Vice President and Chief Financial Officer David C. Benoit. Such presentation material may be presented to investors in the future.

A Copy of the Company’s investor presentation dated December 18, 2015 is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits:

The following is filed herewith as an exhibit:

(d) Exhibits

99.1	Company investor presentation, dated December 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: December 17, 2015	By: David C. Benoit David C. Benoit Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

99.1	Company investor presentation, dated December 18, 2015.